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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                           -------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 25, 1999

                        HERITAGE PROPANE PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
              DELAWARE                             001-11727                             73-1493906
   (STATE OR OTHER JURISDICTION OF         (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)
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                       8801 SOUTH YALE AVENUE, SUITE 310
                             TULSA, OKLAHOMA 74137
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (918) 492-7272
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                           -------------------------

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ITEM 5. OTHER EVENTS

         Heritage Propane Partners, L.P. (the "Partnership") is filing this Current Report on Form 8-K in connection with the public offering (the "Offering") of up to 1,380,000 common units (the "Offered Units") representing limited partner interests in the Partnership, including common units issuable pursuant to an over-allotment option granted to underwriters, under the Partnership's shelf registration statement on Form S-3 (Registration No. 333-86057) (the "Registration Statement"), as supplemented by the Prospectus Supplement relating to the Offered Units to be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The opinions of Andrews & Kurth L.L.P. attached as exhibits hereto relate to the Offering, and the opinion as to certain tax matters (Exhibit 8.1) replaces, with respect to the Offering, the opinion as to tax matters originally filed with the Registration Statement. The opinions of Andrews & Kurth L.L.P. are being filed as exhibits hereto in lieu of filing them as exhibits to the Registration Statement by means of a post-effective amendment thereto. Instead, upon filing, this Current Report on Form 8-K is incorporated by reference into the Registration Statement. Accordingly, such exhibits are also incorporated by reference into the Registration Statement as exhibits thereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)     EXHIBITS

                 5.1      --      Opinion of Andrews & Kurth L.L.P. as to the
                                  legality of the securities registered.

                 8.1      --      Opinion of Andrews & Kurth L.L.P. as to
                                  certain tax matters.

                 23.1     --      Consent of Andrews & Kurth L.L.P. (included
                                  in Exhibits 5.1 and 8.1).





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                HERITAGE PROPANE PARTNERS, L.P.

                                By:      Heritage Holdings, Inc.,
                                         its General Partner



                                By:   /s/ H. Michael Krimbill
                                   ---------------------------------------------
                                          H. Michael Krimbill
                                          President and Chief Financial Officer

Date: October 25, 1999






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                                 EXHIBIT INDEX

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
Exhibit No.
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
   5.1      --      Opinion of Andrews & Kurth L.L.P. as to the legality of the securities registered.

   8.1      --      Opinion of Andrews & Kurth L.L.P. as to certain tax matters.

   23.1     --      Consent of Andrews & Kurth L.L.P. (included in Exhibits 5.1 and 8.1).
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